UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2007

Commission File Number 001-31921

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-3972986 (I.R.S. Employer Identification Number)

9900 West 109th Street
Suite 600
Overland Park, KS 66210
(913) 344-9200
(Address of principal executive offices and telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

    On August 24, 2007, Compass Minerals International, Inc. (“Compass Minerals”) and John Fallis, Vice President & General Manager, North American Highway business of Compass Minerals, agreed that  Mr. Fallis’ employment status will change from full time to part-time effective April 1, 2008 and that he will no longer be an executive officer at that time.

Item 8.01 Other Events

    Compass Minerals has announced that Keith E. Clark will succeed John Fallis as vice president and general manager of its North American Highway business on January 1, 2008.  Mr. Fallis has announced his intention to begin a retirement process that will include assisting Mr. Clark through the completion of the 2007-2008 highway deicing season and a transition to a part-time role beginning April 1, 2008.  A copy of the press release is included as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits:

Exhibit No.	Document
99.1	Press Release dated August 29, 2007

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date:	August 29, 2007	/s/ Rodney L. Underdown
Rodney L. Underdown
Vice President and Chief Financial Officer